ASM INDEX 30 FUND, INC.
                                   PROSPECTUS

                                                                 March 1, 1998

         ASM Index 30 Fund, Inc. (the "Fund") is a pure no-load diversified, open-end management investment company commonly referred to as a mutual fund. The Fund has an investment objective of providing total return through a combination of capital appreciation and current income. There can be no assurance that the Fund will achieve its investment objective.

         Shares of the Fund are sold at their net asset value without a sales charge.

         There is no distribution or "Rule 12b-1" charge.

         The Fund will pursue its objective by investing primarily in equity securities of well established companies with large market capitalizations and earnings and dividend histories. The Fund has adopted a fundamental policy that its investment advisor shall limit investments to the equity securities of the thirty (30) companies that comprise the Dow Jones Industrial Average. The Dow Jones Industrial Average is a trademark of Dow Jones & Company, Inc. The Fund is neither sponsored by, nor affiliated with, Dow Jones & Company, Inc.

         This prospectus concisely sets forth the information about the Fund that a prospective investor should know before investing. Investors are advised to read this prospectus and retain it for future reference. A Statement of Additional Information dated March , 1998 has been filed with the Securities and Exchange Commission and is available without charge by writing or calling the Fund at the address or phone number listed on the back cover. The Statement of Additional Information is incorporated into this prospectus by reference.

         LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AS OF THE DATE OF THIS PROSPECTUS, THE DOW CONSISTS OF COMMON STOCK OF THE FOLLOWING COMPANIES:


                       AMERICAN TELEPHONE & TELEGRAPH CO.
                               ALLIED SIGNAL, INC.
                           ALUMINUM COMPANY OF AMERICA
                              AMERICAN EXPRESS CO.
                                   BOEING CO.
                                   CATERPILLAR
                                  CHEVRON CORP.
                                  COCA-COLA CO.
                                   WALT DISNEY
                          E. I. DUPONT DE NEMOURS & CO.
                                EASTMAN KODAK CO.
                                   EXXON CORP.
                              GENERAL ELECTRIC CO.
                              GENERAL MOTORS CORP.
                           GOODYEAR TIRE & RUBBER CO.
                                 HEWLETT PACKARD
                     INTERNATIONAL BUSINESS MACHINES, CORP.
                             INTERNATIONAL PAPER CO.
                                JOHNSON & JOHNSON
                                McDONALD'S CORP.
                                   MERCK & CO.
                      MINNESOTA MINING & MANUFACTURING CO.
                                  J. P. MORGAN
                          PHILIP MORRIS COMPANIES, INC.
                              PROCTOR & GAMBLE CO.
                               SEARS ROEBUCK & CO.
                              TRAVELERS GROUP, INC.
                               UNION CARBIDE CORP.
                            UNITED TECHNOLOGIES CORP.
                                 WALMART STORES

Table of Contents

                                                  Page                                                                 Page
Table of Fees and Expenses.........................3                 Net Asset Value....................................11

Financial Highlights...............................6                How to Redeem Shares................................11

The Fund...........................................7                Exchange Privileges.................................13

Principal Investment Restrictions..................7                Dividends and Tax Status............................14

Management of the Fund.............................8                General Information.................................14

How to Purchase Shares.............................9



TABLE OF FEES AND EXPENSES

Shareholder Transaction Expenses:

Maximum Sales Load
Imposed on Purchases........................................................................   None

Maximum Sales Load
Imposed on Reinvested
Dividends and Capital Gains.................................................................   None

Deferred Sales Load.........................................................................   None

Redemption Fees.............................................................................   up to 0.75% (a)


Annual Fund Operating Expenses
(as a percentage of average net assets) (b)

Management Fees after
Expense Reimbursement (c)...................................................................   0.00%

12b-1 Fees..................................................................................   None

Other Expenses..............................................................................   0.18%

         Total Fund Operating Expenses
          (after expense reimbursement)(d)..................................................   0.18%


(a) The Fund will deduct a redemption fee of up to 0.75% of the value of shares redeemed only if they are redeemed more than six (6) times per year. However, the redemption fee will not be applicable to shares held in omnibus accounts. See page 12. This fee, which is applicable only to such short-term redemptions on certain accounts, is not reflected in the example below.

(b) The percentages expressing annual operating expenses reflect the Advisor's obligation effective January 15, 1997 to reimburse the Fund for expenses in excess of 0.18% of its net asset value ("NAV") for the current fiscal year. The Advisor's commitment to this expense limitation will continue in effect until at least September 17, 1999. For the period from November 1, 1996 until January 14, 1997, the Advisor reimbursed the Fund for expenses in excess of 2.5%. For the period from January 15, 1997 until October 31, 1997, the Advisor reimbursed the Fund for expenses in excess of 0.18% of the Fund's NAV. Without the reimbursement of $180,781, the ratio of expenses to average net assets for the fiscal year ended October 31, 1997 would have been 1.05%.

(c) The Fund's Investment Management Agreement authorizes the payment of a management fee of 0.08% of the Fund's average net assets, subject to a waiver of the fee to the extent necessary to comply with the expense limitation commitment set forth above to limit the Total Fund Operating Expenses to 0.18%. For the fiscal year ended October 31, 1997, the Advisor did not receive any management fees.

(d) In addition to these costs, the Fund assesses at the beginning of each calendar quarter an account maintenance fee of $2.50. This fee will be waived for shareholders with an account balance of $10,000 or more.

The table above sets forth the various costs and expenses that a shareholder in the Fund will bear directly or indirectly. The Annual Fund Operating Expenses shown above are based in part on the agreement of the Fund's Advisor to reimburse the Fund for expenses incurred. See also, "Management of the Fund."

Example:

         You would pay the following expenses of a $1,000 investment assuming
(1) a 5% annual return; and (2) a redemption at the end of each time period:


          1 year            3 years          5 years           10 years

          $2                  $6               $10                 $23


         The amounts listed in this example should not be considered as representative of past or future expenses and actual expenses may be greater or less than those indicated.

         Moreover, while the example assumes a 5% annual return, the Fund's actual performance will vary and may result in an actual return greater or less than 5%. The example takes into account the fact that the Advisor has agreed to limit the Fund's annual operating expenses to 0.18% of the Fund's average net assets. Prior to January 15, 1997, the Advisor was obligated to reimburse the Fund for expenses incurred in excess of 2.5% of the Fund's average net assets. Consequently, the expenses reflected in this table are less than you would have paid during the prior period.

         The following table represents debt amounts related to interest charged to the Fund by the Fund's custodian bank as a result of early settlement of Fund redemptions. The amounts shown were not subject to any voluntary expense reimbursement by the Advisor, and are treated as bank loans to the Fund.


                                                                                   (4)
                                                         (3)                 Average Number
                                                   Average Amount            of Registrant's                 (5)
                               (2)                     of Debt                   Shares                Average Amount
        (1)              Amount of Debt              Outstanding               Outstanding               of Debt Per
    Fiscal Year          Outstanding at              During the                During the             Share During the
   (11/1-10/31)           End of Period                Period (b)                Period                    Period (b)
1991 (a)                      $0.00                     $113                     23,700                   $0.004768

1992                          $0.00                   $222,943                   461,227                  $0.483369

1993                          $0.00                   $474,902                   901,865                  $0.526577

1994                          $0.00                   $385,752                   693,241                  $0.556447

1995                          $0.00                      $93                     747,877                  $0.000124




(a)      Inception 3/4/91
(b)      Sum of debt outstanding each day divided by 365 (366 in fiscal year 1992)


                              Financial Highlights

         The following financial information for the periods indicated, before restatement of expense ratios as indicated below, has been audited by Hacker, Johnson, Cohen & Grieb, independent auditors for the years ended 1992, 1993, 1994 and 1995 and Coopers & Lybrand LLP for the years ended 1996 and 1997. This information should be read in conjunction with the financial statements and related footnotes included in the Fund's Annual Report to shareholders, a copy of which may be obtained from the Fund without charge.

                             ASM INDEX 30 FUND, INC.
                             Selected Per Share Data

                                                       Years Ended October 31,

                                                                                                                       February 13,
                                                                                                                            1991 +
                                                                                                                      to October 31,
                                            1997           1996        1995(b)       1994(b)       1993(b)      1992(b)   1991(b)(c)

Net asset value, beginning of period      $14.13         $11.37          $9.78        $10.07         $9.23          $8.93    $10.00

Investment operations:

Net investment income                       0.18           0.08             --          0.56          0.43           0.26      0.09

         Net gains (or losses) from
         investments (realized and
         unrealized)                        3.34           2.76           1.77        (0.16)          0.88           0.20     (1.16)
                                          ------         ------         ------        ------        ------         ------    ------

         Total from investment
         operations                         3.52           2.84           1.77          0.40          1.31           0.46     (1.07)
                                          ------         ------         ------        ------        ------         ------    ------

Distributions:

         From net investment income       (0.18)         (0.07)         (0.05)        (0.52)        (0.47)         (0.16)       --

         In excess of net investment      (0.11)         (0.01)         (0.13)            --            --             --       --
         income

         From net realized gains          (0.15)             --             --            --            --             --       --
         Tax Return of Capital               --              --             --        (0.17)            --             --       --
                                          ------         ------         ------        ------        ------         ------    ------

         Total distributions              (0.44)         (0.08)         (0.18)        (0.69)        (0.47)         (0.16)       --
                                          ------         ------         ------        ------        ------         ------    ------

Net asset value, end of period            $17.21         $14.13         $11.37         $9.78        $10.07          $9.23     $8.93
                                          =====          =====          =====          ====         =====           ====    ======

Total Return                              25.18%         25.01%         18.10%         3.97%        14.65%          5.10%   (17.74%)
                                          =====          =====          =====          ====         =====           ====    ======

Ratios/supplemental data:

         Net assets, end of period
         (000)                           $21,127         $9,315         $9,704        $7,277       $17,085         $6,583    $1,325

         Ratio of expenses to average
         net assets*                       0.42%          1.86%          3.01%         0.75%         0.75%          0.75%      0.75%

         Ratio of net investment
         income to average net assets*     1.51%          0.53%          0.04%         2.17%         3.35%          2.41%      0.97%

         Portfolio turnover rate***         265%           391%           340%        1,193%          642%           405%         1%

         Number of shares outstanding
         at the end of period          1,227,897        659,472        853,716       743,776     1,696,004        713,816    148,399

         Average commission rate (a)     $0.0387        $0.0800             --            --            --             --        --

         Ratio of expenses to average      1.05%          2.59%          5.77%         2.94%         3.38%          3.91%     26.09%
         net assets

         Ratio of net investment           0.88%        (0.20%)        (2.72%)       (0.02%)         0.72%             --       --
         income (loss) to average net
         assets

                                       -6-


+        Commencement of operations.
*        Ratios are presented net of fees voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratios would have been as follows:
**       Includes $50,460 of interest expense not subject to the expense reimbursement agreement.
***      The ASM Fund continues to be as fully invested in equities as possible.  Therefore, almost all Fund portfolio turnover is a result of purchases and sales of securities necessary for settlement of transactions requested by Fund shareholders.
(a)      For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.
(b)      Audited by predecessor auditor.
(c)      Ratios are annualized.


                                    THE FUND

         ASM Index 30 Fund, Inc. (the "Fund") is a no-load, diversified open-end investment company or "mutual fund." The Fund has an objective of providing total return through a combination of capital appreciation and current income. The Fund seeks to achieve its objective by investing in equity securities of large, well-established companies. The companies in which the Fund will invest have a large market capitalization (in excess of $1.0 billion), an established history of earnings and dividend payments, a large number of publicly held shares and high trading volume and a high degree of liquidity.

         On May 23, 1997, the Fund's Board of Directors approved a change in the Fund's non-fundamental investment policy directing the Fund's advisor to limit the Fund's investments to the equity securities of the 30 companies that comprise the Dow Jones Industrial Average ("DJIA"), to a fundamental policy. It is expected that the Fund will not invest in any other type of securities, including securities investments which would constitute temporary, defensive investment positions for the Fund. The DJIA is an index comprised of an equal number of shares of each of the 30 companies in the DJIA, without regard to share prices, as described more fully in the SAI. The Fund tracks the DJIA by seeking to invest more than 95% of the Fund's total assets in an equal number of shares of each of the 30 companies which comprise the index. Any assets of the Fund not invested in such manner are normally held in cash.


                        PRINCIPAL INVESTMENT RESTRICTIONS

         The Fund is subject to certain investment restrictions which are fundamental policies that cannot be changed without the approval of a majority of the Fund's outstanding voting securities (as defined in the Investment Company Act of 1940, referred to as the "1940 Act").

         The Fund's investment objective is such a fundamental policy. In addition, as a matter of fundamental policy, (i) the Fund may not invest 25% or more of its total assets (calculated at the time of purchase) taken at market value in any one industry; (ii) purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer; or (iii) borrow money except from banks for temporary or emergency purposes in amounts not exceeding 10% of the Fund's net assets. Additional information about the Fund's fundamental policies is contained in the Statement of Additional Information.

         In addition, the Fund's operating policies preclude it from making certain investments if thereafter more than 10% of the value of its net assets would be so invested. The investments included in this 10% are (i) those which are restricted, i.e., those which cannot freely be sold for legal reasons (which the Fund does not expect to own); (ii) repurchase agreements having a maturity of more than seven days; and (iii) investments for which market quotations are not readily available (which the Fund does not expect to own).


                             MANAGEMENT OF THE FUND


         The Fund's Board of Directors decides on matters of general policy and reviews the activities of the Fund's Advisor, and the Fund's officers conduct or supervise the conduct of its daily business operations. Vector Index Advisors, Inc. (the "Advisor"), 15438 N. Florida Ave., Suite 107, Tampa, FL 33613, acts as the investment advisor to the Fund, subject to the control of the Fund's Board of Directors. The Advisor is a Florida corporation that was organized to act as the Fund's investment advisor. The Advisor is controlled by Mr. Steven H. Adler, who has had over twenty years experience in the investment business including employment with the management company of a major mutual fund and as a consultant to eight mutual funds.

         The Advisor is responsible for the investment and reinvestment of the Fund's assets, provides the Fund with executive and other personnel, office space and other facilities and administrative services, and conducts the Fund's daily business affairs. It formulates and implements a continuous investment program for the Fund, consistent with its investment objective, policies and restrictions.

         In placing orders for the Fund's portfolio transactions, the Advisor's policy is to seek "best execution", i.e. prompt and efficient execution at the most favorable price. In seeking to achieve this combination, the Advisor evaluates factors such as the overall quality and reliability of dealers and services they provide, including general execution capability, reliability, operational capacity and financial condition. Subject to this policy, the Advisor also is authorized to consider sales of shares of the Fund as a factor in the selection of brokers to execute brokerage and principal transactions.

         An Investment Management Agreement ("Management Agreement") for the Fund was unanimously approved by the Fund's Board of Directors at a meeting held on March 20, 1997 and continued to May 23, 1997. The Management Agreement subsequently was approved by shareholders of the Fund at a Special Meeting of Shareholders held on October 30, 1997. The Management Agreement became effective on November 1, 1997, and will continue in effect until September 17, 1999. Thereafter, the Management Agreement will continue in effect as long as such continuance properly is approved pursuant to the requirements of the 1940 Act and rules thereunder.

         The management of the Fund is the only activity of the Advisor. Therefore, the viability of the Advisor is totally dependent on the ability of the Fund to grow to a size where it is able to pay its expenses including fees to the Advisor. The Fund's Board of Directors monitors on a continuing basis the ability of the Advisor to perform its obligations under its agreement with the Fund. In addition to the fees payable to the Advisor, the Fund is responsible for its operating expenses, which include such items as interest, taxes, legal and audit expenses, and custodian and shareholder service agent fees. See the Statement of Additional Information for more information as to the Fund's Board of Directors, officers, the Advisor and the Fund's operating expenses.

         In order to assist the Fund in meeting it's expenses, the Advisor has agreed to reimburse the Fund for the expenses in excess of an agreed upon percentage of its average NAV. Initially, this amount was 2.5% of average net assets. On October 31, 1991 the Advisor revised this agreement retroactively to limit expenses of the Fund to 0.75% of average net assets and continued this limitation until October 31, 1994. On November 1, 1994 the Advisor reinstated the initial expense limitation of 2.5% of average net assets. This expense limitation of 2.5% of average net assets continued until January 14, 1997. On January 15, 1997 the Advisor revised the expense limitation of the Fund to the current limitation of 0.18% of average net assets. The current expense limitation will continue in effect at least until September 17, 1999.

         During fiscal years prior to October 31, 1995, certain expense reimbursement obligations of the Advisor were accrued by the Fund as a receivable from the Advisor. All such obligations have been paid in full to the Fund and its shareholders. In the future, any such amount will be applied to reduce advisory fees payable to the Advisor. The staff of the SEC advised the Advisor that accrual procedures used in earlier years and the Advisor's failure to pay its expense reimbursement obligations to the Fund in a timely manner were not proper. The Advisor has informed the Fund that it has settled such concerns with the SEC. In connection therewith, the Advisor retained an independent consultant to conduct a comprehensive compliance audit of the Advisor and its procedures for the ultimate benefit of the Fund and its shareholders. This audit was conducted by counsel selected by the Advisor and approved by the Fund's Board of Directors, and by the SEC. As a result of and in connection with the audit, the Advisor has instituted additional compliance and audit procedures for the protection of the Fund.


Portfolio Manager

         Steven H. Adler is primarily responsible for the day-to-day management of the Fund. Mr. Adler, a Director and President of the Fund, has been associated with the Fund since its inception in 1991. Mr. Adler is a Certified Investment Management Analyst (CIMA, Investment Consultants Association) and a Certified Pension Consultant (CPC, American Society of Pension Actuaries).

                             HOW TO PURCHASE SHARES

         Shares of the Fund are offered at their net asset value without a sales charge as an investment vehicle for individuals, institutions, fiduciaries and retirement plans. The Advisor may make payments of up to 0.20% of the average daily net assets attributable to registered representatives, including retirement plan consultants, that provide assistance to them in their efforts to distribute shares of the Fund. Such payments will be made by the Advisor out of its own resources. The Advisor, at its expense and under its objective criteria, may from time to time provide additional promotional incentives to such representatives. In some instances these payments or incentives may be offered only to persons who have initiated the purchase of significant amounts of Fund shares. The minimum initial investment in the Fund is $1,000, except for retirement and other employee benefit plans, for which the minimum initial investment is $500. The minimum subsequent investment is $100 for all accounts. The Fund reserves the right to reject any order. Investors may be charged a fee if they effect transactions in Fund shares through a securities dealer, bank or other financial institution.

Purchase by Check

         Investors may purchase shares by sending a check payable to ASM Index 30 Fund, Inc. together with the application form to:

                  ASM Index 30 Fund, Inc.
                  c/o Mutual Funds Service Co., Inc.
                  6000 Memorial Drive
                  Dublin, Ohio  43017

         SUBSEQUENT INVESTMENTS in an existing account may be made by mailing a deposit slip and check made payable to ASM Index 30 Fund, Inc. to:

                  ASM Index 30 Fund, Inc.
                  P. O. Box 640276
                  Cincinnati, OH  45264-0276

         Shareholders wishing to open an account or send subsequent investment to the Fund using an OVERNIGHT COURIER service may use the following address:

                  ASM Index 30 Fund, Inc.
                  c/o Mutual Funds Service Co., Inc.
                  6000 Memorial Drive
                  Dublin, Ohio  43017

         Shares of the Fund will be purchased for the account of the investor at the net asset value next determined after receipt of the investor's check.

Purchase By Wire

         Investors may invest in the Fund by first contacting the Fund's transfer agent at 800-333-4276 to obtain a shareholder account number and then wire the amount to be invested to ASM Index 30 Fund, Inc. care of the Fund's custodian bank, at the following address:

                  Star Bank, N. A., Cinti/Trust, ABA #  0420-0001-3
                  Attn: ASM Fund. Credit Account # 480389436
                  Account Name (your name)
                  Personal Account Number (your ASM account number)

         Shares of the Fund will be purchased for the account of the Investor at the net asset value next determined after receipt of the Investor's order. To secure this price, the Transfer Agent must be notified no later than 60 minutes prior to the close of trading on the New York Stock Exchange.

         At the same time the Investor should mail an application form to the Transfer Agent at the following address:

                  ASM Index 30 Fund, Inc.
                  c/o Mutual Funds Service Co., Inc.
                  P O. Box 7177
                  6000 Memorial Drive
                  Dublin, OH  43017

Automatic Investment Plan

         The Fund offers an Automatic Investment Plan whereby an Investor may automatically make purchases of shares of the Fund on a regular, convenient basis ($100 minimum per transaction). Under the Automatic Investment Plan, an Investor's designated bank or other financial institution debits a pre-authorized amount on the Investor's account each month and applies the amount to the purchase of Fund shares. The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House ("ACH"). In addition, the Fund must have a currently effective registration in those states in which it is required. No service fee is currently charged by the Fund for participating in the Automatic Investment Plan. A fee will be imposed by the Transfer Agent if sufficient funds are not available in the Investor's account at the time of the automatic transaction. Applications to establish the Automatic Investment Plan are available from the Fund. The $1,000 minimum initial investment must be met before the Automatic Investment Plan may be established.


                                 NET ASSET VALUE

         The Fund's net asset value per share is determined on each day that the New York Stock Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m. Eastern time). Shares tendered for redemption on a day the Exchange is open for unrestricted trading prior to the close of trading will be valued at the close of trading on that day. The Fund accepts orders to purchase shares on days the Exchange is open for unrestricted trading. The Fund reserves the right to reject any purchase order which is contrary to the interests of the Fund. The Fund may reject any larger order to purchase shares received after 3:00 p.m. Therefore, any order received after that time will not be accepted by the Fund or priced at the net asset value next computed on the following business day.

         The net asset value per share is the value of the Fund's assets, less its liabilities, divided by the number of shares of the Fund outstanding. The value of the Fund's portfolio securities is determined on the basis of the market value of such securities. Short-term investments maturing in less than 60 days are valued at amortized cost unless the Board of Directors determines that it does not represent a fair value. See the Statement of Additional Information for further details.

                              HOW TO REDEEM SHARES

         A shareholder wishing to redeem shares by telephone may do so if appropriate information is supplied on the Account Registration Form. You can redeem shares by calling the Fund's Transfer Agent at 1-800-333-4276 no later than 60 minutes prior to the close of trading on the New York

Stock Exchange to receive that day's price. The proceeds may be sent by check to your address of record only or by wire transfer to your bank account on the next business day following your telephone request. Wire transfers will be restricted to amounts of $1,000 or more. A shareholder wishing to redeem shares may do so at any time by writing or delivering instructions to:

                  ASM Index 30 Fund, Inc.
                  c/o Mutual Funds Service Co., Inc.
                  P.O. Box  7177
                  6000 Memorial Drive
                  Dublin, Ohio  43017

         Shareholders desiring to use overnight courier services should address correspondence to:

                  ASM Index 30 Fund, Inc.
                  c/o Mutual Funds Service Co., Inc.
                  6000 Memorial Drive
                  Dublin, Ohio  43017

         The redemption request should specify the number of shares to be redeemed and be signed by all registered owners exactly as the account is registered, and it will not be accepted unless it contains all required documents in proper form, as described below. If the request is in proper form, the shares specified will be redeemed at the net asset value next determined after receipt of the request.

Charge Applicable for Short-Term Redemptions

         If you redeem shares more than six (6) times per year, the Fund will deduct a redemption fee on each additional redemption. The fee will be retained by the Fund and used to offset the transaction costs that short-term trading imposes on the Fund and its shareholders. The fee does not apply to tax qualified pension or retirement plan accounts. In addition, the redemption fee will not be charged upon redemption of shares purchased through omnibus accounts. Also, shares acquired through reinvestment of dividends and capital gain distributions are exempt from the redemption fee. The fee is based on the value of the assets redeemed in each transaction subject to this charge, in accordance with the following schedule:

Over $10 million.................................. 0.06%            Over $100,000 to $1.5 million................. 0.20%

Over $1.5 million to $10 million.................. 0.10%            0 to $100,000................................. 0.75%


Proper Form

         In addition to written instructions, if any shares being redeemed or repurchased by stock certificates, the certificates must be surrendered. The certificates must either be endorsed or accompanied by a stock power signed by the registered owners, exactly as the certificates are registered. Additional documents may be required from corporations or other organizations, fiduciaries or anyone other than the shareholder of record. Any questions concerning documents needed should be directed to 1-800-333-4276.

Payments

         Payment for shares tendered normally will be made within seven days after receipt by the Fund of instructions, certificates, if any, and other documents, all in proper form. However, payment may be delayed under unusual circumstances, as specified in the 1940 Act or as determined by the Securities and Exchange Commission. Payment may also be delayed for any shares purchased by check for a reasonable time (not to exceed 15 days from the purchase date) necessary to determine that the purchase check will be honored. Payment will be sent only to shareholders at the address of record.

Redemption of Small Accounts

         In order to reduce the Fund's expenses, the Board of Directors is authorized to cause the redemption of all of the shares of any shareholder whose account has declined to a net asset value of less than $500, as a result of a transfer or redemption, at the net asset value determined as of the close of business on the business day preceding the sending of proceeds of such redemption. The Fund would give shareholders whose shares were being redeemed 60 days prior written notice in which to purchase sufficient shares to avoid such redemption.


                               EXCHANGE PRIVILEGE

         A shareholder may redeem all or any portion of his Fund shares and use the proceeds to purchase shares of The Flex-Funds Money Market Fund, a money market mutual fund not affiliated with the Fund or the Advisor, if shares are offered in his/her state of residence. The redemption of shares of the Fund and the purchase of shares of The Flex-Funds Money Market Fund will be effected at the respective net asset values of such Funds. An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in a capital gain or loss. Also, if such exchange transaction is made more than six times per year, the "Charge Applicable for Short-Term Redemptions" as described on page 10 will be imposed. Prior to exercising the exchange privilege, a shareholder should obtain and carefully read the prospectus for The Money Market Fund, which is available from the Fund and may be obtained by telephone at 1-800-445-2763, or by writing to the Fund, ASM Index 30 Fund, Inc., 15438 North Florida Avenue, Suite 107, Tampa Florida 33613. The exchange privilege does not in any way constitute an offering or recommendation on the part of the Fund or the Advisor of an investment in Flex Funds Money Market Fund. The registration of both the account from which the exchange is being made and the account to which the exchange is made must be identical.

         In order to elect this exchange option, you must complete both the Exchange Authorization Form and New Account Application for The Flex-Funds Money Market Fund and mail it to:

                  Mutual Funds Service Co.
                  Box 7177
                  6000 Memorial Drive
                  Dublin, OH 43017

         Once you have elected the exchange option you may initiate an exchange by calling stating your name, account numbers for both the ASM Index 30 Fund and The Flex-Funds Money Market

Fund, and the number of shares or dollar value of shares to be exchanged or by sending a letter stating the same information to the Fund c/o Mutual Funds Service Co., Inc. An exchange must meet the applicable minimum investment of The Flex-Funds Money Market Fund (currently $2500 for an initial investment and $100 for a subsequent investment).

         The Fund reserves the right, at any time and without prior notice, to suspend, limit, modify or terminate the exchange privilege or its use in any manner by any person or class. In particular, since an excessive number of exchanges may be disadvantageous to the Fund, the Fund reserves the right to terminate the exchange privilege of any shareholder who makes more than six exchanges of shares in a year or three in a calendar quarter.


                            DIVIDENDS AND TAX STATUS

         The Fund expects to pay annual capital gain distributions and to pay income dividends quarterly. For the convenience of investors, all dividends and distributions are paid in full and fractional shares of the Fund based on the net asset value per share at the close of business on the record date, unless the shareholder has previously notified the transfer agent that dividends are to be paid in cash by so electing on the application form or by subsequent written notice to Mutual Fund Service Co., Inc., the Fund's transfer agent and the dividend paying agent.

         The Fund expects to meet the requirements of the Internal Revenue Code applicable to regulated investment companies for the current and all subsequent fiscal years, under which all taxable income is expected to be distributed to shareholders. If so qualified, the Fund will not be subject to federal income taxes on its net investment income and capital gains, if any, realized during any fiscal year in which it is distributed. All dividends from net investment income together with distributions of net short-term capital gains (collectively "income dividends") will be taxable as ordinary income to shareholders, even though paid in additional shares. Capital gains dividends will be taxable to shareholders as net long-term capital gains, regardless of the length of time a shareholder has owned his shares. Dividends and distributions are generally taxable to shareholders in the year in which received. However, dividends and distributions received in January of any calendar year will be treated for tax purposes as if received in the prior calendar year on the recorded date for the dividend or distribution, if the record date was in October, November or December. The Fund will notify each shareholder after the close of its fiscal year both of the dollar amount and the tax status of that year's dividends and distributions. Gains realized from the sale of securities will be long or short term, depending on the length of time owned by the Fund.

         The Fund may be required to impose backup withholding at a rate of 31% from income dividends and capital gain distributions and upon payment of redemption proceeds if a shareholder does not comply with federal requirements relating to the furnishing and certification of taxpayer identification numbers and reporting of dividends.

                               GENERAL INFORMATION

         The Fund was incorporated in Maryland on April 25, 1990. Star Bank, N.A. acts as custodian of the Fund's assets, Mutual Funds Service Co. acts as accounting and shareholder servicing agent and Coopers & Lybrand LLP serve as the independent auditors for the Fund. It is not contemplated that regular annual meetings of shareholders will be held. No amendment may be made to the Articles of Incorporation without the affirmative vote of the holders of more than 50% of the Fund's outstanding shares. The holders of shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable.

         Shareholder inquiries should be directed to the Fund at the address and telephone number indicated on the cover of the Fund application.

                                   [ASM LOGO]

                             ASM INDEX 30 FUND, INC.

                       Statement of Additional Information

                                  March 1, 1998

This Statement of Additional Information is not a prospectus, and it should be read in conjunction with the prospectus of ASM Index 30 Fund, Inc. (the "Fund"), dated March __, 1998. A copy of the prospectus may be obtained from the Fund at 15438 North Florida Avenue, Suite 107, Tampa, Florida 33613, Tel: (813) 963-3150 or (800) 445-2763.

                                TABLE OF CONTENTS

                                                                                Cross Reference to
                                                     Page Number                Page in Prospectus
Investment Objective and Policies                    2                          4

Investment Restrictions                              2,3                        4

Repurchase Agreements                                3                          -

Portfolio Turnover                                   3                          4

Management                                           4                          5

Portfolio Transactions and Brokerage                 5,6                        6

Net Asset Value                                      6                          8

Redemption in Kind                                   6                          8

Taxation                                             6                          11

Performance Information                              7,8                        12

General Information                                  8                          13

Financial Statements

INVESTMENT OBJECTIVE AND POLICIES


The investment objective of the Fund is to provide total return through a combination of capital appreciation and current income. The Fund's investment policies are described in the Fund's prospectus. The Dow Jones Industrial Average, the index which guides the Fund's investments, is comprised of an equal number of shares of the 30 companies which make up the index. Over the years, the selection of such companies has changed from time to time, and the value of the index is also adjusted to reflect stock splits and other events which can change the value of the securities comprising the index.

INVESTMENT RESTRICTIONS

The Fund has adopted the following restrictions (in addition to those indicated in its prospectus) as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority," as defined in the Investment Company Act of 1940 (the "1940 Act"), of the Fund's outstanding voting securities. Under the 1940 Act, the vote of the holders of a majority of a Fund's outstanding voting securities means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares.

The Fund may not:

1. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions.

2.       Make short sales of securities or maintain a short position.

3. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed) and will not make investments while borrowings in excess of 5% of the value of the Fund's total assets are outstanding.

4. Buy or sell commodities or commodity futures contracts, or buy or sell real estate, real estate limited partnership interests or other interests in real estate (although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate).

5. Make loans (except for purchases of publicly-traded debt securities consistent with the Fund's investment policies).

6.       Make investments for the purpose of exercising control or management.

7. Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in the Fund's investment portfolio).

8. Invest 25% or more of its total assets (calculated at the time of purchase and taken at market value) in any one industry.

9. As to 75% of the value of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities), or purchase more than 10% of all outstanding voting securities of any one issuer.

The Fund observes the following restrictions as a matter of operating but not fundamental policy, pursuant to positions taken by federal and state regulatory authorities:

The Fund may not:

10. Purchase any security if as a result the Fund would then hold more than 10% of any class of securities of an issuer (taking all common stock issues as a single class, all preferred stock issues as a single class, and all debt issues a single class).

11. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Advisor owns more than 1/2 of 1% of the outstanding securities of such issuer, and such directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

12. Invest more than 5% of the value of its net assets in warrants (included in that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange).

13. Invest in any security if as a result the Fund would have more than 5% of its total assets invested in securities of companies which together with any predecessor have been in continuous operation for fewer than three years.

14.      Invest in oil, gas or mineral related programs, partnerships or leases.

REPURCHASE AGREEMENTS

Repurchase agreements are transactions in which the Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased security. The Fund maintains custody of the underlying securities prior to their repurchase; thus the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such underlying securities. If the value of such securities is less than the repurchase price, the other party to the agreement will provide additional collateral so that at all times the collateral is at least equal to the repurchase price.

Although repurchase agreements carry certain risks not associated with direct investments in securities, the Fund intends to enter into repurchase agreements only with banks and dealers believed by the Advisor to present minimum credit risks in accordance with guidelines established by the Board of Directors. The Advisor will review and monitor the creditworthiness of such institutions under the Board's general supervision. To the extent that the proceeds from any sale of collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the other party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there might be restrictions on the Fund's ability to sell the collateral and the Fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, the Fund intends to comply with provisions under such Code that would allow it immediately to resell the collateral.

PORTFOLIO TURNOVER

The Fund's portfolio turnover rate for each of the fiscal years ending October 31, 1996 and 1997 was 391% and 265%, respectively. The Fund continues to be 100% invested in equities. Therefore, almost all Fund portfolio turnover is a result of purchases and sale of securities necessary for settlement of transactions requested by Fund shareholders. The high portfolio turnover rate in 1996 resulted primarily from portfolio securities sales made by the Fund to make payment on redemptions. High portfolio turnover may involve additional brokerage or tax consequences to the Fund and shareholders. See "Dividends and Tax Status" in the Fund's Prospectus.

MANAGEMENT

The overall management of the business and affairs of the Fund is vested with its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreement with its Advisor, Custodian and Transfer Agent. The day to day operations of the Fund are delegated to its officers, subject to the investment objectives and policies of the Fund and to general supervision by the Board of Directors. The directors and officers of the Fund and of the Advisor, their age, business addresses and principal occupations during the past five years are:


 Directors and Officers                   Position with Fund                       Principal Occupation

Steven H. Adler,* 59                    President, Secretary and              President, Secretary, Director of
15438 N. Florida Avenue                 Director                              the Advisor; formerly Vice
Tampa, FL  33613                                                              President, George K. Baum & Co.

Jerome P. Feltenstein, 63               Director                              President, American Business
61 Mimosa Drive                                                               Associates, Inc.
Cos Cob, CT  06807

W. Keith Schilit, 43                    Director                              Faculty member, University of
Catalyst Ventures                                                             South Florida; President, Catalyst
4928 Bay Way Drive                                                            Ventures.
Tampa, FL  33629

Daniel Calabria, 62                     Director                              Retired, private investor consultant;
7120 S. Short Drive                                                           formerly Executive Vice President,
South Pasadena, FL  33707                                                     Wm. R. Hough & Co.; formerly
                                                                              President, Templeton Funds
                                                                              Management Corp.; Trustee, The
                                                                              Idex Mutual Funds; Trustee, The
                                                                              Florida Tax Free Funds.

Arthur Salzfass, 62                     Director                              Consultant, Micro Info; Director,
98 Paulding Drive                                                             SBM, Inc.; President (nonsalaried),
Chappaqua, NY 10514                                                           Rutledge Books, Inc.; Chief
                                                                              Operating Officer, Honi-corp, Inc.;
                                                                              Chief Executive Officer and
                                                                              President, U.S. Fibercom, Inc..

* denotes directors or officers who are "interested persons" of the Fund under the 1940 Act.

The following table shows the compensation paid by the Fund to the Directors of the Fund during the fiscal year ended October 31, 1997:


                                                    COMPENSATION TABLE

                                                                   Pension or Retirement             Estimated Annual
                                         Aggregate                  Benefits Accrued as               Benefits Upon
Director                                Compensation               Part of Fund Expenses                Retirement
Steven H. Adler                             none                           none                            none

Jerome P. Feltenstein                      $6,000                          none                            none

W. Keith Schilit                           $6,000                          none                            none

Daniel Calabria                            $6,000                          none                            none

Arthur Salzfass                            $4,500                          none                            none


The Fund pays fees of $1,000 per quarterly meeting (plus $500 for each special meeting attended) to directors who are not "interested persons" of the Fund. Such directors are reimbursed for any expenses incurred in attending meetings. During the fiscal period ended October 31, 1997, directors fees and expenses totaled $22,500.

THE MANAGEMENT AGREEMENT

Subject to the supervision of the Board of Directors, investment advisory, management and administration services are provided to the Fund by Vector Index Advisors, Inc., (the "Advisor") pursuant to an Investment Management Agreement dated November 1, 1997 (the "Agreement"). The Advisor is a Florida corporation organized in 1990 to act as Advisor to the Fund and is controlled by Mr. Steven
H. Adler.

The Agreement was approved by the Board of Directors and by a majority of the directors who neither are interested persons of the Fund nor have any direct or indirect financial interest in the Agreement or any other agreement related thereto ("Independent Directors") on May 23, 1977. It was first approved by its public shareholders at a meeting held on October 30, 1997.

Under the Agreement, the Advisor provides a continuous investment program for the Fund and make decisions and place orders to buy, sell or hold particular securities. The Advisor also supervises all matters relating to the operation of the Fund and obtains for it corporate officers, clerical staff, office space, equipment and services. Under the Agreement, the Advisor is entitled to receive a monthly fee at an annual rate of 0.08 of 1% of the Fund's average daily net assets for services provided to the Fund. In addition to the fee payable to the Advisor, the Fund is responsible for its operating expenses, including: (i) interest and taxes; (ii) brokerage and futures commissions; (iii) insurance premiums; (iv) compensation and expenses of Directors other than those affiliated with the Advisor; (v) legal and audit expenses; (vi) fees and expenses of the custodian, shareholder, service or transfer agent; (vii) fees and expenses for registration or qualification of the Fund and its shares under federal or state securities laws; (viii) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders; (ix) other expenses incidental to holding any shareholder meetings; (x) dues or assessments of or contributions to the Investment Company Institute or any successor; and (xi) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations with respect to which the Fund may have to indemnify its officers and Directors.

Effective January 15, 1997, the Advisor has agreed to limit expenses of the Fund to 0.18% of average net assets on an annual basis. This expense limitation commitment will remain in effect at least until September 17, 1997. For the fiscal year ended 1995, the Advisor waived fees and reimbursed the Fund for expenses in the amount of $204,354. This amount included management fees earned by the Advisor of $23,415 for the fiscal year. For fiscal years ended 1996 and 1997, the Advisor was not entitled to any fees, and reimbursed the Fund for expenses in the amount of $89,199 and $180,781, respectively.

Under the Agreement, the Advisor will not be liable to the Fund for any error of judgment by the Advisor or any loss sustained by the Fund except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

The cost of distributing shares of the Fund is borne by the Advisor. Unaffiliated registered broker-dealers act as, or will act as, distributor of Fund shares at no cost to the Fund.

The Agreement is terminable by vote of the Board of Directors or by the holders of a majority of the outstanding voting securities of the Fund at any time without penalty, on 60 days' written notice to the Advisors. The Agreement also may be terminated by the Advisor on 60 days written notice to the Fund. The Agreement terminates automatically upon its assignment (as defined in the 1940
Act).

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Agreement states that in connection with its duties to arrange for the purchase and the sale of securities held in the portfolio of the Fund by placing purchase and sale orders for the Fund, the Advisor shall select such broker-dealers ("brokers") as shall, in its judgment, achieve the policy of "best execution," i,e., prompt and efficient execution at the most favorable securities price. In making such selection, the Advisor is authorized in the Agreement to consider the reliability, integrity and financial condition of the broker. The Advisor also is authorized by Agreement to consider whether the broker provides research or statistical information to the Fund and/or other accounts of the Advisor.

The Agreement states that the commissions paid to brokers may be higher than another broker would have charged if a good faith determination is made by the Advisor that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Advisor's overall responsibilities as to the accounts as to which it exercises investment discretion and that the Advisor shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place or attempt to place a specific dollar value on such services or on the portion of commission rates reflecting such services. The Agreement provides that to demonstrate that such determinations were in good faith, and to show the overall reasonableness of commissions paid, the Advisor shall be prepared to show that commissions paid
(i) were for purposes contemplated by the Agreement; (ii) were for products or services which provide lawful and appropriate assistance to its decision-making process; and (iii) were within a reasonable range as compared to the rates charged by brokers to other institutional investors as such rates may become known from available information.

The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information assisting the Fund in the valuation of its investments. The research which the Advisor receives for the Fund's brokerage commissions, whether or not useful to the Fund, may be useful to it in managing the accounts of its other advisory clients, if any. Similarly, the research received for the commissions of such accounts may be useful to the Fund.

During the fiscal years ended October 31, 1995, 1996 and 1997, the Fund paid a total of $73,668, $124,142 and $83,760.70 in brokerage commissions, respectively.

NET ASSET VALUE

The net asset value of the Fund's shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) each business day. The Exchange annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

The net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of Fund shares outstanding at such time.

Portfolio securities that are principally traded on a national securities exchange are valued at their last sale on the exchange on which they are principally traded prior to the close of the New York Stock Exchange or, in the absence of recorded sales, at their current bid price on such exchanges. Securities listed on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the last available sale price on NASDAQ prior to the time of valuation. Securities that are principally traded in securities markets, but not principally traded on securities exchanges or NASDAQ, are valued at the current bid price prior to the close of the New York Stock Exchange. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors.

REDEMPTION IN KIND

If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly in cash, the Fund may pay the redemption price in part by a distribution in kind of securities from the portfolio of the Fund, in lieu of cash. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90 day period for any one shareholder. Should redemption's by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash.

TAXATION

For the period ended October 31, 1997, the Fund qualified to be taxed as a regulated investment company ("RIC") under the Internal Revenue Code (the "Code") and therefore was not subject to federal and state income tax at October 31, 1997 on net investment income and realized and unrealized gains and losses.

For the current and all subsequent fiscal years, the Fund intends to elect to be and to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Code. In each taxable year that the Fund qualifies, the Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of interest and dividend income and net short term capital gain) and net capital gain that is distributed to shareholders.

In order to qualify for treatment as a RIC, the Fund must distribute annually to its shareholders as least 98% of its investment company taxable income and must meet several additional requirements. Among these requirements are the following: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or currencies; (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities, limited in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and
(3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Dividends and Distributions. Dividends from the Fund's investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits. Distributions of the Fund's net capital gain (whether paid in cash or invested in additional shares) will be taxable to shareholders as long-term capital gain, regardless of how long they have held their Fund shares.

Dividends declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have been paid by the Fund and received by the shareholders on the record date if the dividends are paid by the Fund during the following January. Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

Withholding. The Fund is required to withhold 31% of all dividends, capital gain distributions and repurchase proceeds payable to any individuals and certain other non corporate shareholders who do not provide the Fund with a correct taxpayer identification number. The Fund also is required to withhold 20% of all dividends and capital gain distributions paid to such shareholders who otherwise are subject to backup withholding.

PERFORMANCE INFORMATION

From time to time the Fund may quote its average annual total return ("standardized return") in advertisements or promotional materials. Advertisements and promotional materials reflecting standardized return ("performance advertisements") will show percentage rates reflecting the average annual change in the value of an assumed initial investment in the Fund of $1,000 at the end of one, five and ten year periods. If such periods have not yet elapsed, data will be given as of the end of a shorter period corresponding to the duration of the Fund. Standardized return assumes the reinvestment of all dividends and capital gain distributions.

The Fund also may refer in advertising and promotional materials to its yield. The Fund's yield shows the rate of income that it earns on its investments, expressed as a percentage of the net asset value of Fund shares. The Fund calculates yield by determining the interest income it earned from its portfolio investments for a specified thirty day period (net of expenses), dividing such income by the average number of Fund shares outstanding, and expressing the result as an annualized percentage based on the net assets value at the end of that thirty day period. Yield accounting methods differ from the methods used for other accounting purposes; accordingly, the Fund's yield may not equal the dividend income actually paid to investors or the income reported in the Fund's financial statements.

In addition to standardized return, performance advertisements may also include other total return performance data ("non-standardized return"). Non-standardized return may be quoted for the same or different periods as those for which standardized return is quoted and may consist of aggregate or average annual percentage rate of return, actual year by year rates or any combination thereof.

All data included in performance advertisements will reflect past performance and will not necessarily be indicative of future results. The investment return and principal value of an investment in the Fund will fluctuate, and an investor's proceeds upon redeeming Fund shares may be more or less than the original cost of the shares.

Total return. Average annual total return quotations used in the Fund's advertising and promotional materials are calculated according to the following formula:
                  n
         P (1 + T) = ERV

Where P equals a hypothetical initial payment of $1000; T equals average annual total return; n equals the number of years; and ERV equals the ending redeemable value at the end of the period of a hypothetical $1000 payment made at the beginning of the period.

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the above formula, is computed by finding the


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

average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.


                          Average Annual Total Returns
                       For Periods Ended October 31, 1997

            Past 1 Year              Past 5 Years              From 3/4/91*

               25.10%                    17.20%                    11.59%


* Date Shares Were First Sold

Yield. Annualized yield quotations used in the Fund's advertising and promotional materials are calculated by dividing the Fund's interest income for a specified thirty-day period, net of expenses, by the average number of shares outstanding during the period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the net asset value per share at the end of the period. Yield quotations are calculated according to the following formula:

                             6
         YIELD = 2 [(a-b + 1) - 1]
                     cd

Where "a" equals dividends and interest earned during the period; "b" equals expenses accrued for the period, net of reimbursements; "c" equals the average daily number of shares outstanding during the period that are entitled to receive dividends and "d " equals the maximum offering price per share on the last day of the period.

Except as noted below, in determining net investment income earned during the period ("a" in the above formula), the Fund calculates interest earned on each debt obligation held by it during the period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the period or, if the obligation was purchased during the period, the maturity by 360 and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest). Once interest earned is calculated in this fashion for each debt obligation held by the Fund, net investment income is then determined by totaling all such interest earned.

For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date. For the 30-day period ended 10/31/97, the yield of the Fund was 1.7762%.

Other information. The Fund's performance data quoted in advertising and other promotional materials represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in the Fund will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount. In advertising and promotional materials the Fund may compare its performance with data published by Lipper Analytical Services, Inc. ("Lipper") or CDA Investment Technologies, Inc. ("CDA"). The Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper or CDA. Advertising and promotional materials also may refer to comparisons of the Fund and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, The Wall Street Journal, Money Magazine, Forbes, Business Week, Financial World, and Barron's.

GENERAL INFORMATION

The Fund, incorporated in the State of Maryland on April 25, 1990 is authorized to issue 1,000,000,000 shares of common stock, $.001 per value (the "Common Stock"). Shares of the Fund, when issued, are fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund in certain circumstances as described in the Fund's Prospectus under "How to Redeem Shares." All Fund shares are equal as to earnings assets and voting privileges. There are no conversion, preemption or other subscription rights. Under the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine. Each share of the Fund outstanding is entitled to share equally in dividends and other distributions and in the net assets of the Fund on liquidation. Accordingly, in the event of liquidation, each share of the Fund's common stock is entitled to its portion of all the Fund's assets after all debts and expenses have been paid. The shares of the Fund do not have cumulative voting rights for the election of Directors.

It is not contemplated that regular annual meetings of shareholders will be held. There normally will be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. The Fund has undertaken to afford shareholders certain rights, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more directors. Such removal can be effected upon the action of two-thirds of the outstanding shares of the Fund. The directors are required to call a meeting of shareholders for the purpose of voting on the question of removal of any director when requested in writing to do so by shareholders of record of not less than 10% of the Fund's outstanding shares. In addition, ten of the Fund's shareholders holding the lesser of $25,000 worth or one percent of the Fund's shares may advise the directors in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a director. The directors will then, if requested by the Applicants, mail at the applicants' expense the applicants' communication to all other shareholders.

Coopers & Lybrand L.L.P., 101 East Kennedy Boulevard, Tampa, Florida 33602 have been chosen to be Independent Auditors for the Fund. The Fund employs Mutual Funds Service Co., P.O. Box 7177, 6000 Memorial Drive, Dublin, OH 43017 as Transfer Agent, Shareholder Service and Fund Accounting Service. The Fund also employs Star Bank, N.A. as it's Custodian.

As of December 30, 1997, FTC & Co., Denver, CO, held of record 20.08% of the outstanding shares of common stock of the Fund. Persons or organizations owning 25% or more of the outstanding shares of the Fund may be presumed to "control" (as that term is defined in the 1940 Act) the Fund. As a result, those persons or organizations could have the ability to vote a majority of shares of the Fund on any matter requiring the approval of shareholders of the Fund.

Also, as of December 30, 1997, Donaldson, Lufkin & Jenrette, Jersey City, NJ, held of record 20.12% and National Financial Services Corp., New York, NY, held of record 10.53% of the outstanding shares of common stock of the Fund.

FINANCIAL STATEMENTS

         The audited financial statements of the Fund for the fiscal year ended October 31, 1997 are incorporated by reference to the Fund's Annual Report to shareholders, a copy of which may be obtained without charge by writing to the Fund or calling (800) 445-2763.